METROPOLITAN SERIES FUND

SUPPLEMENT DATED NOVEMBER 28, 2012

TO THE

PROSPECTUS DATED APRIL 30, 2012

BLACKROCK DIVERSIFIED PORTFOLIO

The following changes are made to the prospectus of BlackRock Diversified Portfolio (the “Portfolio”), a series of Metropolitan Series Fund.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Rick Rieder and Bob Miller have managed the fixed income portion of the Portfolio since 2010 and 2011, respectively. They are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Portfolio. The equity portion of the Portfolio is managed by a team led by Chris Leavy and Peter Stournaras. They are jointly and primarily responsible for the day-to-day management of the equity portion of the Portfolio. Messrs. Leavy and Stournaras have been managers of the Portfolio since 2012 and 2010, respectively. Philip J. Green is responsible for the asset allocation of the Portfolio. He has been a manager of the Portfolio since 2009.

The information about the portfolio managers who manage the fixed income portion of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

Rick Rieder and Bob Miller are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Portfolio. Messrs. Rieder and Miller are members of BlackRock’s Fundamental Fixed Income Portfolio Management Group (the “Group”), which leverages the individual expertise of the Group’s members. As part of the portfolio management process for the fixed income portion of the Portfolio, the Group uses BlackRock’s risk management analytics to regularly evaluate the fixed income composition of the Portfolio.

Mr. Rieder, a manager of the Portfolio since 2010, has been Chief Investment Officer of Fixed Income, Fundamental Portfolios, and Head of the Corporate Credit Group and the Multi-Sector and Mortgages Group since 2010 and a Managing Director of BlackRock since 2009. He was President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009. He worked at Lehman Brothers from 1987 to 2008, most recently as Head of the Global Principal Strategies Team and Credit Businesses.

Mr. Miller, a manager of the Portfolio since 2011, has been a Managing Director of BlackRock since 2011. He was Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009. He was a Managing Director of Bank of America from 1999 to 2007.